UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 15, 2016

Date of Report (Date of earliest event reported)

WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35337	20-2783228
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

395 Hudson Street

New York, New York 10014

(Address of principal executive offices, including zip code)

(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On December 16, 2016, WebMD Health Corp. issued a press release announcing the preliminary results of its tender offer for WebMD common stock, which expired at 5:00 P.M., New York City time, on December 15, 2016 (the “Tender Offer”). That press release is filed as Exhibit 99.1 hereto.

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On December 21, 2016, WebMD Health Corp. issued a press release announcing the final results of the Tender Offer. A copy of the press release is filed as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release, dated December 16, 2016, regarding the preliminary results of the Registrant’s tender offer for its common stock (incorporated by reference to Exhibit (a)(1)(K) to Amendment No. 2, filed on December 16, 2016, to the Schedule TO originally filed by the Registrant on November 16, 2016)

99.2	Press Release, dated December 21, 2016, regarding the final results of the Registrant’s tender offer for its common stock (incorporated by reference to Exhibit (a)(1)(L) to Amendment No. 3, filed on December 21, 2016, to the Schedule TO originally filed by the Registrant on November 16, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.

Dated: December 21, 2016	By:	/s/ Lewis H. Leicher
Lewis H. Leicher Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated December 16, 2016, regarding the preliminary results of the Registrant’s tender offer for its common stock (incorporated by reference to Exhibit (a)(1)(K) to Amendment No. 2, filed on December 16, 2016, to the Schedule TO originally filed by the Registrant on November 16, 2016)

99.2	Press Release, dated December 21, 2016, regarding the final results of the Registrant’s tender offer for its common stock (incorporated by reference to Exhibit (a)(1)(L) to Amendment No. 3, filed on December 21, 2016, to the Schedule TO originally filed by the Registrant on November 16, 2016)